EXHIBIT 24.1

POWER OF ATTORNEY OF SAMUEL J. PALMISANO

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman of the Board, President and Chief Executive Officer of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008 on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., James J. Kavanaugh, Mark Loughridge and Robert C. Weber as true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ Samuel J. Palmisano
Samuel J. Palmisano
Chairman of the Board, President and Chief Executive Officer

POWER OF ATTORNEY OF MARK LOUGHRIDGE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008  on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., James J. Kavanaugh, Samuel J. Palmisano and Robert C. Weber as true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ Mark Loughridge
Mark Loughridge
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY OF JAMES J. KAVANAUGH

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008 on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., Mark Loughridge, Samuel J. Palmisano and Robert C. Weber as true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008 on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., James J. Kavanaugh, Mark Loughridge, Samuel J. Palmisano and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ Alain J. P. Belda
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008 on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., James J. Kavanaugh, Mark Loughridge, Samuel J. Palmisano and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ Cathleen Black
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008 on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., James J. Kavanaugh, Mark Loughridge, Samuel J. Palmisano and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ William R. Brody
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008 on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., James J. Kavanaugh, Mark Loughridge, Samuel J. Palmisano and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ Kenneth I. Chenault
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008 on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., James J. Kavanaugh, Mark Loughridge, Samuel J. Palmisano and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ Michael L. Eskew
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008 on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., James J. Kavanaugh, Mark Loughridge, Samuel J. Palmisano and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ Shirley Ann Jackson
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008 on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., James J. Kavanaugh, Mark Loughridge, Samuel J. Palmisano and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ Taizo Nishimuro
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008 on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., James J. Kavanaugh, Mark Loughridge, Samuel J. Palmisano and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ James W. Owens
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008 on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., James J. Kavanaugh, Mark Loughridge, Samuel J. Palmisano and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ Joan E. Spero
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008 on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., James J. Kavanaugh, Mark Loughridge, Samuel J. Palmisano and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ Sidney Taurel
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2008 on Form 10-K, hereby constitutes and appoints Andrew Bonzani, Jesse J. Greene, Jr., James J. Kavanaugh, Mark Loughridge, Samuel J. Palmisano and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 2009.

/s/ Lorenzo H. Zambrano
Director